Subsequent Event	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Subsequent Event

Note 13:    Subsequent Event

On November 2, 2016, the Company signed a definitive merger agreement with Virginia BanCorp Inc. (“Virginia BanCorp”). Upon completion of the merger, the Company will be the surviving corporation and shareholders of Virginia BanCorp will receive 1.178 shares of the Company’s common stock for each share of Virginia BanCorp common stock they own. After the merger is completed, the Company’s shareholders will own approximately 51% of the stock of the Company and Virginia BanCorp’s shareholders will own approximately 49%. The merger is expected to be completed early in the second quarter of 2017, subject to approval of both companies’ shareholders, regulatory approvals, and other customary closing conditions. As of September 30, 2016, Virginia BanCorp, Inc. total assets were approximately $325.1 million and total stockholders’ equity was $35.7 million.

Note 25. Subsequent Event

On February 23, 2016, one of the Bank’s commercial borrowers pleaded guilty in a federal court to “Willful Failure to Collect or Pay Over Employment Tax” and admitted to regularly and deliberately creating false financial statements for submission to financial institutions in order to encourage banks to lend new funds to his companies, or to enable the renewal of existing loans. The Bank had five loans to this borrower totaling $2.2 million, all of which have been placed on nonaccrual status, classified as substandard and evaluated for impairment as of December 31, 2015. On March 16 and 17, 2016, the Bank foreclosed on related properties used as collateral for certain of the loans. An additional $691 thousand of impairment reserves have been added to the allowance for loan losses effective December 31, 2015.